Exhibit 10.5

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT UC Agreement Control No. 2006-04-0085

This First Amendment to Exclusive License Agreement (this “Amendment”), dated as of November 4, 2005, is made by and among The Regents of the University of

California, a California corporation (“The Regents”), Medivation, Inc ., a Delaware corporation (“Medivation”), and Medivation Prostate Therapeutics, Inc, a Delaware corporation and subsidiary of Medivation (“MPT”)

WHEREAS, The Regents, Medivation and MPT are parties to an Exclusive License Agreement, dated as of August 12, 2005 (the “Exclusive License Agreement”);

WHEREAS, The Regents, Medivation and MPT wish to strengthen the patent protection of certain members of the family of compounds covered in UC Case Nos 2004-129 and 2005- 438 by the filing of a patent application to cover additional selected diaiylthiohydantoin compounds, which are disclosed in UC Case No, 2006-260 entitled “Selected Diarylthiohydantoin Compounds,” by Samedy Ouk, Michael E lung, Derek Welsbie and Charlie D Chen, employees of The Regents, and Charles I Sawyers, an employee of HHMI and a member of the faculty of the University of California, Los Angeles;

WHEREAS, Medivation as the parent corporation of MPT will benefit directly from the agreements made herein;

WHEREAS, the parties mutually intend to enter into this First Amendment to amend the terms of the Exclusive license Agreement, as specified below.

THEREFORE, the patties hereby agree as follows:

1	Paragraph 1,1 (“Regents’ Patent Rights”) is deleted and replaced with the following,

which is amended to include “UC Case No. 2006-260” in the parenthetical at the end of the paragraph:

11 “Regents’ Patent Rights” means The Regents interest in the claims of the United States patents and patent applications, corresponding foreign patents and patent applications (requested under Paragraph 7,3 herein), and any reissues, extensions, substitutions, continuations, divisions, and continuation-in-part applications (but only those claims in the continuation-in-part applications that are entirely supported in the specification and entitled to the priority date of the parent application) based on the patent applications listed in Appendix A (UC Case Nos 2004-129, 2005-438 and 2006-260).

2	Appendix A (Regents’ Patent Rights) is deleted and replaced with the Appendix A attached to this First Amendment, which is amended to include the patent application to be filed under UC Case No 2006-260.

3, Paragraph 2 1 is deleted and replaced with the following, which is amended to delete

“Licensee” and replace it with “MPT .” The effect of this Amendment is that MPT is the sole recipient of the license granted pursuant to Paragraph 2 1 Notwithstanding this amendment, it is expressly understood that all other references to “Licensee” in the Exclusive License Agreement, including without limitation in Article 18 thereof (Indemnification), shall refer to Medivation and MPT collectively,

2

1 Subject to the limitations set forth in this Agreement, including the licenses granted to the United States Government and those reserved by HHMI set forth in the recitals and in Paragraph 2 2 and the rights reserved by The Regents in Paragraph 2.3, The Regents hereby grants to MPT an exclusive license (the “License”) under Regents’ Patent Rights, in jurisdictions where Regents’ Patent Rights exist, to make, have made, use, sell, offer for sale and import Licensed Products and to practice Licensed Methods in the Field of Use to the extent permitted by law,

4	Except for the amendments specifically referenced above, all other terms of the Exclusive

License Agreement shall remain unchanged and in full force and effect,

The Regents, Medivation and MPT have executed this Amendment in duplicate originals by their authorized officers on the dates written below:

MEDIVATION, INC

Bv /s/ C. Patrick Machado

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By: /s/ Claire T. Wake, Ph.D.

Name C, Patrick Machado

Name Claire T Wake, Ph D

T itle Senior Vice President and CFO

Title Assistant Director, licensing

Date 4 Nov, 05 Date November 4, 2005 MEDIVATION PROSTATE THERAPEUTICS, INC. f By /s/ C. Patrick Machado Name C, Patrick Machado T itle Senior Vice President and CFO

Date 4 Nov. 05

APPENDIX A
(First Amendment)

REGENTS' PATENT RIGHTS

UC Case No. 2004-129
PCT Patent Application No. US05/05529 "Methods and Materials for Assessing Prostate Cancer Therapies and Compounds," filed February 23, 2005, based on US Provisional Patent Application No. 60/547,101 filed February 24, 2004. The inventors are Michael E. Jung, Samedy Ouk, Charlie D. Chen and Derek Welsbie, employees of The Regents, and Charles L. Sawyers, an employee of the Howard Hughes Medical Institute ("HHMI") and a member of the faculty of The Regents

UC Case No. 2005-438
US Provisional Patent Application No. 60/680,835 "Novel Androgen Receptor Inhibitors with Minimal Agonistic Activities," filed May 11, 2005. The inventors are Michael E. Jung, Samedy Ouk, Charlie D. Chen and Derek Welsbie, employees of The Regents, and Charles L. Sawyers, an employee of the Howard Hughes Medical Institute ("HHMI") and a member of the faculty of The Regents. This application, together with the patent application pertaining to UC Case No. 2004-129, cover the compounds identified as RD1 through RD138, inclusive, on Exhibit A attached hereto.

UC Case No. 2006-260
US Provisional Patent Application to be filed on "Selected Diarylthiohydantoin Compounds" based on UC Case No. 2006-260. The inventors are Michael E. Jung, Samedy Ouk, Charlie D. Chen and Derek Welsbie, employees of The Regents, and Charles L. Sawyers, an employee of the Howard Hughes Medical Institute ("HHMI") and a member of the faculty of The Regents. This application will cover only the following diarylthiohydantoin compounds developed in the laboratory of Michael E. Jung, the structures of which are set forth on Exhibit A attached hereto:

- RD139 through RD142
- RD145 through RD163
- RD168

3

EXHIBIT A To Appendix A

[begins on Page 5]

2
1

RD2

RD3

RD4

RD5

RD6

RD7

RD8

RD9

RD10

RD11

RD12

RD13

RD14

RD15

RD16

RD17

RD18

RD19

RD20

RD20

RD22

RD23

RD24

RD25

RD18

RD#

RD26

RD1

RD8

RD28

RD28

RD29

RD30

RD31

RD32

RD33

RD34

RD35

RD37

RD38

RD39

RD40

RD41

RD42

RD43

RD44

RD27

RD35

RD35

RD45

RD46

RD47

RD48

RD49

RD50

RD51

RD52

RD53

RD54

RD55

RD57

RD58

RD59

RD60

RD61

RD62

RD63

RD64

RD65

RD66

RD67

RD45

RD53

RD52

RD60

RD36

RD44

RD68

RD69

RD70

RD71

RD72

RD73

RD74

RD75

RD#

O

RD61

O

RD67

RD67

RD78

RD79

RD80

RD81

RD82

RD83

RD84

RD85

RD86

RD87

RD88

RD89

RD90

RD91

RD78

RD78

RD84

RD84

RD68

RD75

RD92

RD93

RD94

RD95

RD85

RD85

RD#

RD91

RD96

RD97

RD98

RD99

RD100

RD101

RD102

RD103

RD104

RD105

RD106

RD107

RD108

RD109

RD96

RD96

RD101

RD101

RD92

RD110

RD111

RD112

RD113

RD114

RD115

RD116

RD#

RD#

RD109

RD109

RD117

RD118

RD119

RD120

RD121

RD122

RD123

RD110

RD110

RD#

RD#

RD124

RD125

RD126

RD127

RD128

RD129

RD130

RD131

RD132

RD133

RD134

RD135

RD136

RD137

RD138

RD139

RD#

RD#

RD132

RD132

RD117

RD123

RD140

RD141

RD142

RD145

RD146

RD92

RD92

RD147

RD148

RD149

RD150

RD151

RD152

RD153

RD154

RD92

RD92

RD155

RD156

RD157

RD158

RD159

RD160

RD161

RD162

RD147

RD147

RD154

RD#

RD163

RD164

RD#

RD#

26

26

RD155

RD162